INTERNATIONAL EQUITY PORTFOLIO

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

INTERNATIONAL EQUITY PORTFOLIO

SUPPLEMENT DATED AUGUST 17, 2012 TO SUMMARY PROSPECTUS DATED APRIL 1, 2012

IMPORTANT INFORMATION REGARDING AN UPCOMING REORGANIZATION OF THE INTERNATIONAL EQUITY PORTFOLIO

On August 9, 2012, the Board of Trustees (the “Board”) of Northern Institutional Funds approved the reorganization of the International Equity Portfolio of Northern Institutional Funds (the “Acquired Fund”) pursuant to a Plan of Reorganization, which contemplates the reorganization of the Acquired Fund into the International Equity Fund of Northern Funds (the “Acquiring Fund,” together with the Acquired Fund, the “Funds”). The reorganization is expected to take effect on or about November 9, 2012. The reorganization does not require a shareholder vote.

After considering the recommendation of Northern Trust Investments, Inc., each Fund’s investment adviser, the Board concluded that such reorganization would be in the best interests of the International Equity Portfolio and its shareholders and shareholders’ interests will not be diluted as a result of the reorganization. It is currently anticipated that the reorganization of the Portfolio should be effected on a tax-free basis for federal income tax purposes. More information about the Acquiring Fund and the definitive terms of the reorganization will be included in a prospectus/information statement that will be mailed to shareholders at a later date.

Effective September 28, 2012, the Portfolio is closed to new investment, other than the reinvestment of dividends. If a shareholder redeems shares within two days of the effective date of the reorganization, the payment of proceeds may be delayed for up to seven days.

Please retain this Supplement with your Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northernfunds.com/institutional	NIF SPT IEP 8/12

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS